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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       December 12, 2003
                                                --------------------------------


                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)


          NEW YORK                         1-5452                      15-0405700
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(State or other jurisdiction             (Commission                (I.R.S. Employer
      of incorporation)                  File Number)            Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                   13421
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(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report          N/A
                                                           ---------------------

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        The information required by this Item is incorporated by reference to a press release dated December 12, 2003, which is attached as an exhibit to this Form


ITEM 7. FINANCIAL STATEMENTS & EXHIBITS.

        (c.) Exhibits

             EXHIBIT 99.1      Press Release dated December 12, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ONEIDA LTD.

                                          By: /s/ GREGG R. DENNY
                                             --------------------------------
                                                  Gregg R. Denny
                                                  Chief Financial Officer

Dated: December 12, 2003

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